Ivy Capital Appreciation Fund

Summary Prospectus   |   July 30, 2010, as supplemented March 1, 2011

Share Class (Ticker):    Class A Shares (WMEAX), Class B Shares (WMEBX), Class C Shares (WMECX), Class E Shares (IVCEX), Class I Shares (IVAIX), Class Y Shares (WMEYX)

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund (including the Fund’s SAI) online at www.ivyfunds.com/prospectus. You can also get this information at no cost by calling 800.777.6472 or by sending an e-mail request to request@waddell.com. You can also get this information from your investment provider. The Fund’s prospectus dated July 30, 2010, as most recently supplemented March 1, 2011, and SAI dated July 30, 2010, as most recently supplemented, are incorporated herein by reference.

On February 18, 2011, the Board of Trustees of Ivy Funds approved the merger of Ivy Capital Appreciation Fund into Ivy Large Cap Growth Fund. The merger is currently scheduled to occur on or about June 10, 2011. Ivy Capital Appreciation Fund will be closed to new investors on or about May 13, 2011, and will be closed to additional purchases by current shareholders on or about June 8, 2011.

Prior to the merger, Ivy Capital Appreciation Fund will provide its shareholders with an information statement describing the merger. A copy of that information statement will also be available at www.ivyfunds.com. For additional information regarding the investment strategies and principal risks of Ivy Large Cap Growth Fund, please see that Fund’s summary prospectus.

Objective

To provide long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in a fund within the Ivy Family of Funds or Waddell & Reed InvestEd Portfolios and, for clients of Waddell & Reed, Inc. or Legend Equities Corporation, Waddell & Reed Advisors Funds. More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions” section on page 178 of the Fund’s prospectus and in the “Purchase, Redemption and Pricing of Shares” section on page 117 of the Fund’s statement of additional information (SAI).

Shareholder Fees

(fees paid directly from your investment)	Class A	Class B		Class C		Class E	Class I	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None		None		5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of lesser of amount invested or redemption value)	None	5.00%	[1]	1.00%	[1]	None	None	None
Redemption Fee/Exchange Fee (as a % of amount redeemed or exchanged within fewer than five days)	2.00%	2.00%		2.00%		2.00%	2.00%	2.00%
Maximum Annual Maintenance Fee	None	None		None		$20	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a % of the value of your investment)	Class A	Class B	Class C	Class E	Class I	Class Y
Management Fees	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	0.25%	0.00%	0.25%
Other Expenses	0.38%	0.58%	0.37%	1.02%	0.25%	0.31%
Total Annual Fund Operating Expenses	1.28%	2.23%	2.02%	1.92%	0.90%	1.21%
Fee Waiver and/or Expense Reimbursement[2]	0.00%	0.00%	0.00%	0.77%	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.28%	2.23%	2.02%	1.15%	0.90%	1.21%

[1]

For Class B shares, the contingent deferred sales charge (CDSC) declines from 5% for redemptions within the first year of purchase, to 4% for redemptions within the second year, to 3% for redemptions within the third and fourth years, to 2% for redemptions within the fifth year, to 1% for redemptions within the sixth year and to 0% for redemptions after the sixth year. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.

[2]

Through July 31, 2011, Ivy Funds Distributor, Inc. (IFDI), the Fund’s distributor, and Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Fund’s transfer agent, have contractually agreed to reimburse sufficient 12b-1 and/or shareholder servicing fees to cap the expenses for Class E shares at 1.15%. Prior to that date, the expense limitation may not be terminated by IFDI, WISC or the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the particular class of shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$698	$958	$1,237	$2,031
Class B Shares	626	997	1,295	2,325
Class C Shares	205	634	1,088	2,348
Class E Shares	705	1,108	1,561	2,809
Class I Shares	92	287	498	1,108
Class Y Shares	123	384	665	1,466

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$698	$958	$1,237	$2,031
Class B Shares	226	697	1,195	2,325
Class C Shares	205	634	1,088	2,348
Class E Shares	705	1,108	1,561	2,809
Class I Shares	92	287	498	1,108
Class Y Shares	123	384	665	1,466

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 42% of the average value of its portfolio.

Principal Investment Strategies

Ivy Capital Appreciation Fund seeks to achieve its objective by investing primarily in a diversified portfolio of common stocks of companies that Ivy Investment Management Company (IICO), the Fund’s investment manager, considers to be high in quality and attractive in their long-term investment potential. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities, primarily common stocks. The Fund seeks stocks that are favorably priced in relation to their fundamental value and that likely will grow over time. While the Fund primarily invests in the common stocks of large cap U.S. companies, it may invest in companies of any size, any industry or any country in order to achieve its objective. Large-cap companies typically are companies with market capitalizations of at least $10 billion.

In selecting investments for the Fund, IICO combines a bottom-up fundamental analysis of the companies and investments, with its top-down macroeconomic research. IICO seeks to identify high-quality companies that it believes can grow their business, generate high returns, take market share and are not dependent on capital markets to fund their growth.

Generally, in determining whether to sell a security, IICO considers many factors, including: changes in economic or market factors in general or with respect to a particular industry, changes in the market trends or other factors affecting an individual security, and changes in the relative market performance or appreciation possibilities offered by individual securities. IICO also may sell a security to reduce the Fund’s holding in that security, to take advantage of more attractive investment opportunities or to raise cash.

Principal Investment Risks

As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment. A variety of factors can affect the investment performance of the Fund and prevent it from achieving its objective. These include:

■	Company Risk. A security may perform worse than the overall market due to specific factors, such as adverse changes to its financial position or in investor perceptions about the company.

■

Growth Stock Risk. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

■	Large Company Risk. A Fund with holdings of large capitalization company securities may underperform the market as a whole.

■	Management Risk. Fund performance is primarily dependent on IICO’s skill in evaluating and managing the Fund’s portfolio and the Fund may not perform as well as other similar mutual funds.

■

Market Risk. Adverse market conditions, sometimes in response to general economic or industry news, may cause the prices of the Fund’s holdings to fall as part of a broad market decline. Recent events in the financial sector and in the economy have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both U.S. and foreign, and in the net asset values (NAVs) of many mutual funds, including to some extent the Fund. These events have also decreased liquidity in some markets and may continue to do so.

Performance

The chart and table below provide some indication of the risks of investing in the Fund. The chart shows how performance has varied from year to year for Class A shares. The table shows the average annual total returns for each Class of the Fund and also compares the performance with those of an index and/or Lipper peer group (a universe of funds with similar investment objectives). The chart does not reflect any sales charges and, if those sales charges were included, returns would be less than those shown.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs), or to shares held by non-taxable entities. After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary. Return After Taxes on Distributions and Sale of Fund Shares may be better than Return Before Taxes due to an assumed tax benefit from losses on a sale of the Fund’s shares at the end of the period.

Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please visit www.ivyfunds.com or call 800.777.6472 for the Fund’s updated performance.

Effective May 2006, the Fund changed its investment objective and strategy from a tax-managed focus to long-term capital appreciation.

Chart of Year-by-Year Returns

as of December 31 each year

In the period shown in the chart, the highest quarterly return was 17.55% (the second quarter of 2009) and the lowest quarterly return was -28.00% (the fourth quarter of 2008). The Class A return for the year through June 30, 2010 was -10.25%.

Average Annual Total Returns

as of December 31, 2009	1 Year	5 Years	Life of Class
Class A (began on 06-30-2000)
Return Before Taxes	30.49%	-0.66%	-2.46%
Return After Taxes on Distributions	30.48%	-0.71%	-2.48%
Return After Taxes on Distributions and Sale of Fund Shares	19.83%	-0.56%	-2.05%
Class B (began on 07-13-2000)
Return Before Taxes	37.00%	-0.69%	-2.90%
Class C (began on 07-06-2000)
Return Before Taxes	37.41%	-0.30%	-2.77%
Class E (began on 04-02-2007)
Return Before Taxes	30.91%	N/A	-8.59%
Class I (began on 04-02-2007)
Return Before Taxes	39.01%	N/A	-6.29%
Class Y (began on 09-15-2004) (Class Y shares have been offered to the public since June 30, 2000, however, no Class Y shares were issued prior to September 15, 2004.)
Return Before Taxes	38.48%	0.59%	2.62%
Indexes
Russell 1000 Growth Index (reflects no deduction for fees, expenses or taxes) (Index comparison begins on June 30, 2000.)	37.21%	1.64%	-4.61%
Lipper Large-Cap Growth Funds Universe Average (net of fees and expenses) (Lipper Average comparison begins on June 30, 2000.)	35.08%	0.92%	-3.47%

Investment Adviser

The Fund is managed by Ivy Investment Management Company (IICO).

Portfolio Managers

Daniel P. Becker, Senior Vice President of IICO, and Philip J. Sanders, Senior Vice President and Chief Investment Officer of IICO, have managed the Fund since March 2011.

Purchase and Sale of Fund Shares

The Fund’s shares are redeemable. You may purchase or redeem shares at the Fund’s NAV per share next calculated after your order is received in proper form, subject to any applicable sales charge or redemption fee, on any business day through your dealer or financial adviser (all share classes), by writing to Ivy Client Services, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217 (all share classes), or by telephone (Class A, B and C: 800.777.6472); fax (Class A, B, C and E: 800.532.2749; Class I and Y: 800.532.2784), or internet (www.ivyfunds.com) (Class A, B and C) if you have completed an Express Transaction Authorization Form. If your individual account is not maintained on our shareholder servicing system, please contact your selling broker-dealer, plan administrator or third-party record keeper to sell shares of the Fund.

The Fund’s initial and subsequent investment minimums are as follows:

For Class A, Class B, Class C and Class E:
To Open an Account	$500
For accounts opened with Automatic Investment Service (AIS)	$50
For accounts established through payroll deductions and salary deferrals	Any amount
To Add to an Account	Any amount
For AIS	$25
For Class I and Class Y:
Please check with your individual selling dealer, plan administrator or third party record keeper for information about minimum investment requirements.

Tax Information

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or IICO and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

IVSUM-WMEAX